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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               ARTHUR ANDERSEN LLP


To UniFirst Corporation:

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 31, 2001, included in UniFirst Corporation's Form 10-K for the year ended August 25, 2001 and to all references to our Firm included in this registration statement.



                                                /s/ Arthur Andersen LLP


                                                ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 7, 2002